                                                                    EXHIBIT 10.9

                                    Document
                                       of
           Conghua City Foreign Economic Relations & Trade Committee
             No. (1995) 131 under characters Cong Wai Jing Mao Yin
   ----------------------------------------------------------------------
          OFFICIAL REPLY REGARDING THE FOURTH SUPPLEMENTARY AGREEMENT
                    OF THE CO-OPERATIVE VENTURE CONTRACT FOR
                      DRANSFIELD PAPER (GUANGZHOU) LIMITED

To: Dransfield Paper (Guangzhou) Limited

        The following is an official reply regarding the fourth supplementary agreement of the co-operative venture contract for Dransfield Paper (Guangzhou) Limited submitted by your company:

        l. The fourth supplementary agreement of the co-operative venture contract for Dransfield Paper (Guangzhou) Limited signed on 30th July, 1995 in Conghua City by both parties has been approved to become effective.

        2. The acquisition of an additional batch of imported equipment worth HK$5,000,000 by the company has been approved. The funds so required shall be accommodated within the original amount of investment.

        3. Save for the above-mentioned provisions, all other provisions in the original contract and articles of association shall remain unchanged.

     Please go through the relevant formalities with the departments concerned upon receipt of this document.


                                                                 31st July, 1995

Report to:  Guangzhou City Foreign Economic Relations & Trade Committee,
            Guangzhou Customs.

CC: Conghua City Planning Committee, Foreign Investment Management Bureau, Administration of Finance, Administration of Taxation, Development Zone Management Committee.

             THE FOURTH SUPPLEMENTARY AGREEMENT OF THE CONTRACT
                  FOR DRANSFIELD PAPER (GUANGZHOU) LIMITED

        l. In view of the production need, an additional set of imported equipment manufacturing toilet paper (plus accessories) worth HK$5,000,000 (see the Equipment List for details) shall be acquired. The funds so required shall be accommodated within the total amount of investment specified in the original contract.

        2. Save for the above-mentioned provision, all other provisions in the original contract shall remain unchanged.

        3. This supplementary agreement shall go into effect upon approval by the original approval authority.

        4. This supplementary agreement of the contract was signed on 30th July, 1995 in Conghua City by the representatives of both parties to the cooperative venture.


Party A:         Conghua Economic & Technology Development Zone
                 Development Corporation (Official chop affixed)

Representative:  (Signed) Deng Weiqiang


Party B:         Holdsworth Investments Limited
                 (Official chop affixed)

Representative:  (Signed) Ma Guoxiong

                    RESOLUTION OF THE BOARD OF DIRECTORS

        On the general meeting of Dransfield Paper (Guangzhou) Limited held on 30th July, 1995, it was passed that on the premise of unchanged total amount of investment, an additional set of imported equipment manufacturing toilet paper (plus accessories) worth HK$5,000,000.00 shall be acquired for use in the production workshop. Details are shown in the attached list.

        Signed by the members of the Board:
        Chairman: Ma Guoxiong
        Vice-chairman: Deng Weiqiang
        General Manager: Ma Guoxiong
        Director: Yao Yichang
        Director: Wu Guirong

                           Imported Equipment List

                                                        Monetary Unit: HK Dollar

------------------------------------------------------------------------------------------------------------------------------------
                                                  Price
                                      ---------------------------   Date of    Quantity     Date of Arrival   Quantity
Description                 Quantity  Unit Price     Total          Approval   of Import      at Customs     of Clearance    Remarks
------------------------------------------------------------------------------------------------------------------------------------
1. Production Equipment

(1)Equipment for            1 set     5,000,000.00   5,000,000.00
   manufacturing toilet
   paper, plus
   accessories
------------------------------------------------------------------------------------------------------------------------------------
Grand Total                                          5,000,000.00
------------------------------------------------------------------------------------------------------------------------------------
